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                                                                  Exhibit 10.1.3

                                  BAKER CENTER
                            FIRST AMENDMENT OF LEASE

DATE:       September 5, 1996

BETWEEN:    ST. PAUL PROPERTIES, INC.
            435 Peavey Building
            730 Second Avenue South
            Minneapolis, MN 55402                           ("Landlord")

AND:        ADVANCED TELECOMMUNICATIONS, INC.
            410 Peavey Building
            730 Second Avenue South
            Minneapolis, MN 55402                           ("Tenant")

IN RESPECT OF PREMISES IN:       Peavey Building

LANDLORD AND TENANT hereby agree as follows:

1.    In this Amendment of Lease:

      (a)   "Building" means Peavey Building located in the city of Minneapolis

      (b) "Premises" means 3,737 square feet of space on the fourth floor of the Building, as set out in the Lease.

      (c) "Lease" means the lease between Landlord and Tenant dated August 14, 1996, covering the Premises.

      (d)   "Amendment Date" means the 4th day of September, 1 996.

2.    Effective on the Amendment Date, the following is added as Article 27.00:

      ARTICLE 27.00 SECURITY DEPOSIT

      27.01 Security Deposit Tenant shall deposit with Landlord, the sum of Five Thousand Six Hundred and Five Dollars and no/100 ($5,605.00), (the "Security Deposit"), on or before the date of full execution of this Lease. The Security Deposit shall be held by Landlord, without interest


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            thereon, as security for the full and faithful performance by Tenant of each and every term, covenant and condition of this Lease to be observed and performed by Tenant. The Security Deposit shall not be mortgaged, assigned, transferred or encumbered by Tenant and any such act on the part of Tenant shall be null and void and of no force and effect. If any Rent or any other sum payable by Tenant to Landlord shall be unpaid or should Tenant fail to perform any of the terms of this Lease, then Landlord may, and without prejudice to any other remedy, appropriate and apply the Security Deposit to compensate Landlord toward they payment of the Rent or other sums due from Tenant, or towards any loss, damage or expense sustained by Landlord resulting from such default; and, in such event, Tenant shall forthwith restore the Security Deposit to the original sum required to be deposited. In the event Tenant shall fully and faithfully comply with all of the terms, covenants and conditions of this Lease, the Security deposit shill be returned in full to Tenant following the date of the expiration of the Lease Term and the surrender of the Premises by Tenant in compliance with the provisions of this Lease. In the event any bankruptcy, insolvency, reorganization or other creditor-debtor proceedings shall be instituted by or against Tenant, or its successors or assigns, such Security Deposit shall be deemed to be applied first to the payment of any rents and/or other charges due Landlord for all periods prior to institution of such proceedings and the balance, if any, of such Security Deposit may be Security Deposit to the purchaser or other transferee of Landlord's interest in the Premises and thereupon Landlord shall be discharged and released from all further liability with respect to such Security Deposit, and Tenant agrees to look solely to the new landlord or other transferee for the return of said Security Deposit. No holder of mortgage or deed of trust or lessor under a ground or underlying lease to which this Lease is or may be superior or subordinate shall be responsible in connection with the Security Deposit, unless such mortgagee or holder of such deed of trust or lessor shall have actually received the Security Deposit as such.

Except as specifically provided herein, the terms and conditions of the Lease are confirmed and continued in full force and effect.

This Amendment of Lease shall be binding on the heirs, administrators, successors and assigns (as the case may be) of the parties hereto.


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IN WITNESS OF THIS LEASE Landlord and Tenant have properly executed it as of the date set out on page one.

LANDLORD:                                    TENANT:

ST. PAUL PROPERTIES, INC.                    Advanced Telecommunications, Inc.

By: /s/ R. William Inserra                   By: /s/ Michael A. Donahue
    -------------------------------              -------------------------------
         R. William Inserra
    Vice President Asset Management          Its: Treasurer

9/10-96                                      Michael A. Donahue
-----------------------------------          -----------------------------------
Date Executed                                Please Type Signature

                                             9/5/96
                                             -----------------------------------
                                             Date Executed

                                             -----------------------------------
                                             Witness to the signature of Tenant
                                             if not incorporated.


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